                                                                    EXHIBIT 4.1



COMMON STOCK                                                      COMMON STOCK

                                 [CENTRAL LOGO]

INCORPORATED UNDER THE LAWS OF                          SEE REVERSE FOR
    THE STATE OF DELAWARE                             CERTAIN DEFINITIONS

                                                       CUSIP 153470 10 9


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, 5.01 PAR VALUE, OF

                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                           [CORPORATE SEAL]

/s/ Joni Maggio                                 /s/  Gary Cypres
- -------------------------                       ---------------------------
SECRETARY                                       PRESIDENT




COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
             TRANSFER AGENT AND REGISTRAR

BY
  ---------------------------------------
                     AUTHORIZED SIGNATURE

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- ___________________Custodian___________________
                           (Cust)                    (Minor)
                     under Uniform Gifts to Minors
                     Act___________________________________________
                                         (State)
 UNIF TRF MIN ACT -- _____________Custodian (until age_____________)
                         (Cust)
                     _______________________Under Uniform Transfers
                           (Minor)
                     to Minors Act_________________________________
                                              (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------

- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


                                         X_____________________________________

                                         X_____________________________________
                                 Notice:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.